UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: June 5, 2019
(Date of Earliest Event Reported)

HARMONIC INC.
(Exact name of registrant as specified in its charter)

Delaware	000-25826	77-0201147
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)
4300 North First Street
San Jose, CA 95134
(408) 542-2500
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”) at 10:00 a.m. Pacific Time on Wednesday, June 5, 2019. The Annual Meeting was a virtual meeting held over the Internet at www.virtualshareholdermeeting.com/HLIT2019. As of April 8, 2019, the record date for the 2019 Annual Meeting, there were 88,725,604 shares of common stock issued and outstanding. A quorum of 84,236,439 shares of common stock was present or represented at the 2019 Annual Meeting. All matters submitted to a vote of the Company’s stockholders at the 2019 Annual Meeting were approved. Those matters were as follows:

1.	Stockholders elected seven (7) directors to serve until the earlier of the 2020 Annual Meeting of Stockholders or until their successors are elected and duly qualified.

NAME	FOR	WITHHELD	BROKER NON-VOTE
Patrick Gallagher	64,957,118	1,535,162	17,744,159
Patrick Harshman	65,949,756	542,524	17,744,159
Deborah L. Clifford	65,979,547	512,733	17,744,159
David Krall	65,442,143	1,050,137	17,744,159
Mitzi Reaugh	65,813,638	678,642	17,744,159
Susan G. Swenson	63,760,916	2,731,364	17,744,159
Nikos Theodosopoulos	65,953,381	538,899	17,744,159

2.	Stockholders approved, on an advisory basis, the compensation of the named executive officers.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
65,268,681	1,096,579	127,020	17,744,159

3.	Stockholders approved an amendment to the Company’s 2002 Employee Stock Purchase Plan to increase the number of shares of common stock reserved for issuance thereunder by 1,000,000 shares.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
66,098,498	295,453	98,329	17,744,159

4.
Stockholders approved an amendment to the Company’s 1995 Stock Plan to (i) increase the number of shares of common stock reserved for issuance thereunder by 3,500,000 shares; (ii) reduce the number of shares of common stock debited against the 1995 Stock Plan with respect to new grants of restricted stock units; (iii) increase the annual award limits; and (iv) eliminate certain provisions relating to tax law changes applicable to Section 162(m) of the Internal Revenue Code of 1986, as amended.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
62,721,162	3,139,036	632,082	17,744,159

5.
Stockholders approved an amendment to the Company’s 2002 Director Stock Plan to (i) reduce the number of shares of common stock debited against the 2002 Director Stock Plan with respect to new grants of restricted stock units and (ii) institute an annual limit of $600,000 with respect to cash and equity awards made to any non-employee director.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
64,629,277	1,704,088	158,915	17,744,159

6.	Stockholders ratified the appointment of Armanino LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2019.

FOR	AGAINST	ABSTAIN
83,342,163	588,795	305,481

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
HARMONIC INC.

Date:	June 6, 2019

By:	/s/ Timothy C. Chu
Timothy C. Chu
General Counsel, SVP HR and Corporate Secretary

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